WAIVER AND AMENDMENT NO. 3

          This Waiver and Amendment No. 3 dated as of August 30, 1999 (the "Waiver and Amendment") to the Restated Revolving Credit Agreement dated as of
July 10, 1996, as amended by that certain Waiver and Amendment No.1 dated as of September 30, 1997, and that certain Waiver and Amendment No. 2 dated as of February 10, 1999 (the "Credit Agreement") between AMWEST INSURANCE GROUP, INC. (the"Borrower") and UNION BANK OF CALIFORNIA, N.A. (the"Bank") is entered into between Borrower and Bank.

       WHEREAS, the Borrower desires, and the Bank is willing upon the terms and conditions hereinafter set forth, to

          (a)      amend the Section 1.1 definition of Maturity Date;

          (b)  waive   compliance   with  Section  2.12   Mandatory   Commitment
 Reductions, as amended, for the September 30, 1999 Revolving Commitment Reduction Date, and

          (c) amend the Credit Agreement to: modify Section 2.12 Mandatory Commitment Reductions.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          1. Amendment to Section 1.1 Definitions. The definition of Maturity Date in Section 1.1 is hereby amended to read: "Maturity Date means September 30, 2003."

          2. Waiver of Section 2.12 of the Credit Agreement. The Bank hereby waives compliance with Section 2.12 Mandatory Commitment Reductions for the September 30, 1999 Revolving Commitment Reduction Date provided that the provisions of Section 2 following remain in full force and effect.

          3. Amendment to Section 2.12 of the Credit Agreement. Delete the table contained in Section 2.12 Mandatory Commitment Reductions as amended in its entirety and replace it with the following table:


                             Revolving                             Commitment
                     Commitment Reduction Date                      Reduction
                     September 30, 1999                                      $0
                     September 30, 2000                                      $0
                     September 30, 2001                              $5,000,000
                     September 30, 2002                              $5,000,000
                     September 30, 2003                              $5,000,000















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          4.  Representations  and  Warranties.   The  Borrower  represents  and
warrants to the Borrower that:

                   (a) before and after giving effect to this Amendment, the representations and warranties set forth in Article I I I of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
                   (b) before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

          5. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when the Bank shall have received executed originals of the following:

                   (a)  the   counterpart  of  this  Amendment  that  bears  the
                   signature of the Borrower, and (b) such other documents, certificates, opinions and instruments in connection with this Amendment
 No. 3 as shall be reasonably requested by the Bank.

          6. Expenses. The Borrower agrees to reimburse the Bank for its out-of-pocket expenses in connection with the Amendment.

          7. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

          8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

          9. Credit Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

 UNION BANK OF CALIFORNIA, N.A.                 AMWEST INSURANCE GROUP, INC.

 BY:  James R. Fothergill                  BY:    Steven R. Kay
 Title: Vice President                     Title: Senior Vice President and CFO
 "Bank"

                                           BY:   Phillip E. Huff
                                           Title: Vice President and Treasurer
                                           "Borrower"